EXHIBIT 99.14

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Alliance Capital and Alliance Holding

Second Quarter 2004 Review

Lewis A. Sanders	Gerald M. Lieberman
Chief Executive Officer	Chief Operating Officer

July 27, 2004

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Introduction

The SEC adopted Regulation FD in October 2000.  In light of Regulation FD, Management will be limited in responding to inquiries from investors or analysts in a non-public forum. You are encouraged to ask all questions of a material nature on this conference call.

Forward-Looking Statements

Certain statements provided by Alliance Capital and Alliance Holding in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed or implied by such forward-looking statements.  The most significant of such factors include, but are not limited to, the following: the performance of financial markets, the investment performance of Alliance Capital’s sponsored investment products and separately managed accounts, general economic conditions, future acquisitions, competitive conditions, and government regulations, including changes in tax rates.  Alliance Capital and Alliance Holding caution readers to carefully consider such factors.  Further, such forward-looking statements speak only as of the date on which such statements are made; Alliance Capital and Alliance Holding undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements.  For further information regarding these forward-looking statements and the factors that could cause actual results to differ, please refer to the Risk Factors section in Part I of Form 10-K for the year ended December 31, 2003.  Any or all of the forward-looking statements that we make in Form 10-K, this presentation or any other public statements we issue may turn out to be wrong.  It is important to remember that other factors besides those listed in the Risk Factors section of Form 10-K could also adversely affect our business, operating results or financial condition.

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Market Environment

			Annualized	Cumulative
	2Q04	1Yr	3 Yr	3 Yr

S&P 500	1.7%	19.1%	-0.7%	-2.1%

Russell 1000 Growth	1.9%	17.9%	-3.7%	-10.8%

Russell 1000 Value	0.9%	21.1%	3.0%	9.2%

MSCI EAFE	0.9%	24.0%	0.9%	3.9%

Lehman Aggregate Bond	-2.4%	0.3%	6.4%	20.3%

Returns through June 30, 2004

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Relative Investment Performance

•    Performance of many services for second quarter and first half of 2004 are at or above benchmarks

•    Outstanding second quarter relative performance in International Growth, Emerging Markets Value, and Regent

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Alliance Capital Second Quarter Revenues

(In $ millions, except AUM)

	2Q04	2Q03	% chg	Comments

Average AUM ($bn)	$477	$410	16.3%	•	Market appreciation

Revenues

Base Fee (1)	$504	$432	16.5	•	Higher average AUM, partly offset by Retail Long-Term MF fee reductions

Performance Fee	7	11	-35.7

Distribution	112	109	3.0

Institutional Research Svcs.	71	69	3.5	•	Increased market share and growth in Europe

Other	43	41	5.4	•	FIN 46 and lower mark-to- market gains

Total	$737	$662	11.4%

(1) Includes Transaction Charges	$27	$28	-2.8%

NOTE: Percentages are calculated using underlying numbers.

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Alliance Capital Second Quarter Expenses & Net Income

(in $ millions)

	2Q04	2Q03	% chg	Comments

Employee Comp. & Benefits	$262	$227	15.5%	•	See page 7

Promotion & Servicing	184	186	-1.1	•	Lower DSC amortization

General & Administrative	114	82	40.0	•	Write-off of capitalized software, increased office expenses, SOX 404, legal, and FIN 46, partly offset by insurance recoveries

Interest	6	6	0.2

Amortization of Intangibles	5	5	—

	571	506	13.0

Income Before Taxes	166	156	6.2

Income Taxes	10	8	23.3

Net Income	$156	$148	5.2%

NOTE: Percentages are calculated using underlying numbers.

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Alliance Capital Second Quarter Compensation & Benefits

(in $ millions)

	2Q04	2Q03	% chg		Comments

Base Compensation	$77	$74	4.1%	•	Annual merit increases

Incentive Compensation	101	92	10.0	•	Higher operating earnings

Commissions	58	40	45.1	•	Higher Private Client

Fringes & Other	26	21	23.8

Total	$262	$227	15.5%

NOTE: Percentages are calculated using underlying numbers.

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FIN 46 IMPACT

(In $ millions, unadited)

	Pre FIN 46	FIN 46 Effect	Consolidated

Revenues

Base Fee	$503	$ 1	$504

Performance Fee	7	—	7

Distribution	112	—	112

Other	105	9	114

	727	10	737
Expenses

Employee Comp & Benefits	261	1	262

General and Administrative	105	9	114

Other	195	—	195

	561	10	571

Income Before Taxes	166	—	166

Taxes	10	—	10

Net Income	$156	$ 0	$156

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Alliance Holding Financial Results

(In millions, except per Unit Amounts)

	2Q04	2Q03	% chg	1Q04	% chg

Equity in Earnings	$48	$45	7.7%	$52	-6.9%

Income Taxes	6	5	19.0	6	6.7

Net Income	$42	$40	6.2	$46	-8.6

Net Income Per Unit	$0.53	$0.51	3.9	$0.58	-8.6

Distribution Per Unit	$0.53	$0.51	3.9%	$0.14	278.6%

• Cash distributions returned to traditional levels in relation to cash flow

NOTE: Percentages are calculated using underlying numbers.

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Changes in Assets Under Management by Investment
Orientation

Three Months Ended June 30, 2004

(In $ millions)

	Value	Growth	Fixed
	Equity	Equity	Income	Passive	Total

Beginning of Period	$159,684	$128,281	$167,722	$27,931	$483,618

Long-Term Flows
Sales/New accounts	6,649	4,805	6,302	438	18,194
Redemptions/Terminations	(1,895)	(5,010)	(4,716)	(393)	(12,014)
Cash flow	(49)	(3,099)	(1,612)	144	(4,616)
Unreinvested dividends	—	—	(187)	—	(187)

Net new long-term inflows/(outflows)	4,705	(3,304)	(213)	189	1,377

Net cash management sales	—	—	(2,927)	—	(2,927)

Market appreciation/depreciation	812	1,208	(3,709)	232	(1,457)

End Of Period	$165,201	$126,185	$160,873	$28,352	$480,611

% change from beg of period	3.5%	-1.6%	-4.1%	1.5%	-0.6%
% total (end of period)	34.4%	26.3%	33.4%	5.9%

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Changes in Assets Under Management by Investment
Orientation

Twelve Months Ended June 30, 2004

(In $ millions)

	Value	Growth	Fixed
	Equity	Equity	Income	Passive	Total

Beginning of Period	$118,969	$114,963	$168,386	$23,885	$426,203

Long-Term Flows
Sales/New accounts	29,834	18,418	17,498	1,489	67,239
Redemptions/Terminations	(9,590)	(25,119)	(21,786)	(841)	(57,336)
Cash flow	181	(6,835)	(307)	(1,051)	(8,012)
Unreinvested dividends	(16)	—	(948)	—	(964)

Net new long term inflows/(outflows)	20,409	(13,536)	(5,543)	(403)	927

Net cash management sales	—	—	(4,622)	—	(4,622)

Transfers (1)	(2,885)	2,885	—	—	—

Market appreciation	28,708	21,873	2,652	4,870	58,103

End Of Period	$165,201	$126,185	$160,873	$28,352	$480,611

% change from beg of period	38.9%	9.8%	-4.5%	18.7%	12.8%
% total (end of period)	34.4%	26.3%	33.4%	5.9%

(1) Transfer of 50% of the assets under management in the Bernstein International Equity mutual funds from a value orientation to a growth orientation.

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Institutional Asset Management - Second Quarter Highlights

•	Inflows into global value, global	Ended June 30, 2004
	growth and style blend services	3 Months		12 Months
	more than offset outflows from	(in $ billions)
	U.S. growth equity and fixed
	income services	Beginning AUM	$271	$235

•	Funded new account wins totaled	Net Long-Term Flows	1	1
	$10 billion in 2Q up from $5 billion
	in 1Q	Appreciation/Depreciation	—	36

•	More than 80% of new wins were	Ending AUM	$272	$272
	in global services
		% Change	0.4%	15.9%
•	Global mandates are gaining
	traction among U.S. clients	% Total	56.6%	56.6%

NOTE: Percentages are calculated using underlying numbers.

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Private Client Asset Management - Second Quarter Highlights

•	Organic growth continues to be		Ended June 30, 2004
	driven by increased advisor		3 Months	12 Months
	productivity	(in $ billions)

•	Tampa and Boston offices to open	Beginning AUM	$54	$44
	in 3Q; Philadelphia in 4Q
		Net Long-Term Flows	1	5
•	Field force on track to reach 200 by
	year end	Appreciation	—	6

•	Continuing to capture ultra-high net	Ending AUM	$55	$55
	worth market share
		% Change	1.7%	23.6%

		% Total	11.4%	11.4%

NOTE: Percentages are calculated using underlying numbers.

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Retail Asset Management - Second Quarter Highlights

•	Redemptions in long-term funds		Ended June 30, 2004
	slowed as did new sales; net
	outflows continued in growth and		3 Months	12 Months
	fixed income, partially offset by
	net inflows into value equities	(in $ billions)

•	Fixed Income flows outside the	Beginning AUM	$159	$147
	U.S. weakened in the wake of
	negative bond market returns	Net Long-Term Flows	(1)	(5)

•	Regent managed account service	Cash Management, Net	(3)	(5)
	saw accelerating growth
		Net New Business	(4)	(10)
•	AllianceBernstein Wealth Strategies
	surpassed $1 billion in total assets	Appreciation/Depreciation	(1)	17

		Ending AUM	$154	$154

		% Change	-3.2%	4.5%

		% Total	32.0%	32.0%

NOTE: Percentages are calculated using underlying numbers.

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Changes in Assets Under Management by Channel

Three Months Ended June 30, 2004

(In $ millions)

	Institutional Inv Mgmt	Retail	Private Client	Total

Beginning of Period	$270,688	$158,735	$54,195	$483,618

Long-Term Flows
Sales/New accounts	9,976	6,162	2,056	18,194
Redemptions/Terminations	(4,452)	(6,872)	(690)	(12,014)
Cash flow	(4,346)	38	(308)	(4,616)
Unreinvested dividends	—	(214)	27	(187)
Net new long-term inflows/(outflows)	1,178	(886)	1,085	1,377

Net cash management, sales	—	(2,927)	—	(2,927)

Market depreciation	(76)	(1,199)	(182)	(1,457)

End of Period	$271,790	$153,723	$55,098	$480,611

% change from beg of period	0.4%	-3.2%	1.7%	-0.6%
% total (end of period)	56.6%	32.0%	11.4%

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Changes in Assets Under Management by Channel

Twelve Months Ended June 30, 2004

(In $ millions)

	Institutional Inv Mgmt	Retail	Private Client	Total

Beginning of Period	$234,574	$147,037	$44,592	$426,203

Long-Term Flows
Sales/New accounts	33,987	25,093	8,159	67,239
Redemptions/Terminations	(26,785)	(28,231)	(2,320)	(57,336)
Cash flow	(6,059)	(1,112)	(841)	(8,012)
Unreinvested dividends	(1)	(844)	(119)	(964)
Net new long-term inflows(outflows)	1,142	(5,094)	4,879	927

Net cash management, sales	—	(4,622)	—	(4,622)

Market appreciation	36,074	16,402	5,627	58,103

End of Period	$271,790	$153,723	$55,098	$480,611

% change from beg of period	15.9%	4.5%	23.6%	12.8%
% total (end of period)	56.6%	32.0%	11.4%

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Institutional Research Services - Second Quarter Highlights

• Increased market share more than offset decline in market volume

• Continuing strong growth in Pan European research business

• Earned high marks for quality research in two leading European surveys

• In one survey, Bernstein ranked
– #1 in creative ideas/theme
– #2 in most trusted
– #2 in industry knowledge

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Relative Performance (1) – Institutional Value Equity

	Institutional Equity Composites vs. Benchmarks

				Small		Emerging
	Strategic	Diversified	Relative	Mid Cap	International	Market
	Value(2)	Value(2)	Value(2)	Value(3)	Value(4)	Value(5)

2Q04	+0.4	-0.3	-0.6	+2.0	+1.2	+2.4

YTD	+0.6	+0.5	-0.4	+0.9	+1.5	-2.4

1yr	+1.3	+1.2	-1.9	+1.8	-1.8	+8.1

3yr	+2.4	+3.2	-2.2	+3.2	+5.0	+7.0

5yr	+2.0	+2.7	+1.2	—	+4.4	+4.8

10yr	-0.1	—	—	—	+2.2	—

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of Alliance Capital.

(1) Investment performance of composites are after investment management fees.

(2) vs. Russell 1000 Value (3) vs. Russell 2500 Value (4) vs. MSCI EAFE, International Value-Developed (5) vs. MSCI Emerging Markets Composite and benchmark data through 6/30/04. Performance is preliminary.

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Relative Performance (1)  – Institutional Growth Equity

	Institutional Equity Composites vs. Benchmarks

						Emerging
	Large Cap	Multi Cap	Mid Cap	Small Cap	Intl Lg Cap	Market
	Growth(2)	Growth(8)	Growth (8)	Growth(5)	Growth(6)	Growth(7)

2Q04	0.0	-0.2	-1.6	-0.8	+2.4	+0.6

YTD	+0.3	+6.7	+3.6	-1.4	+0.7	+2.4

1yr	-2.3	+9.3	+13.9	+1.3	+0.3	+1.8

3yr	-2.0	+3.0	+6.0	-0.4	+2.5	+2.7

5yr	-0.2	+2.8	+7.2	+8.5	+4.7	+6.2

10yr	+1.2	+0.9	—	+7.7	+3.3	+4.4

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of Alliance Capital.

(1) Investment performance of composites are after investment management fees. (2) vs. Russell 1000 Growth (3) Russell 3000 Growth (4) vs. Russell Mid CapGrowth (5) vs. Russell 2000 Growth (6) vs. MSCI EAFE Growth (7) vs. MSCI Emerging Markets Gross Composite and benchmark data through 6/30/04. Performance is preliminary.

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Relative Performance (1)  – Institutional Fixed Income

	Institutional Fixed Income Composites vs. Benchmarks

		Core	Corp	High		Emerging
	Core Plus(2)	Mortgage(3)	Bonds(4)	Yield(5)	Global(6)	Market(7)

2Q04	+0.1	-0.1	+0.1	-0.8	+0.2	-0.8

YTD	+0.1	+0.2	+0.1	-1.6	+0.1	-0.4

1yr	-0.7	+0.5	+0.1	-2.2	+0.3	+1.7

3yr	-0.3	+0.9	+0.4	-3.0	+0.1	+6.7

5yr	-0.2	+0.3	+0.5	-1.6	-0.3	+5.4

10yr	+0.3	—	+0.4	+0.5	-0.1	+3.5

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of Alliance Capital.

(1) Investment performance of composites are after investment management fees. (2) vs. Lehman US Aggregate Unhedged (3) vs. Lehman Fixed Rate Mortgage Backed Securities Unhedged (4) vs. Custom Corporate Index (5) vs. Custom High Yield Index (6) vs. JPM Global Bond Unhedged (7) vs. JPM EMBI Plus

Composite and benchmark data through 6/30/04. Performance is preliminary.

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Relative Performance – Retail Value Equity

	Retail Mutual Funds vs. Lipper Averages

			Small
	Value	Growth &	Cap	Intl	Global
	(LgCap)(1)	Income(2)	Value(3)	Value(4)	Value(5)	Balanced(6)

2Q04	-0.5	-1.5	+0.3	-1.3	+1.5	-0.1

YTD	+0.6	+0.3	+0.4	-1.5	+0.8	+0.9

1yr	+1.9	+0.2	+4.6	-3.6	-3.3	+1.3

3yr	+4.4	-1.8	+6.6	+5.9	+1.6	+2.2

5yr	—	+0.9	—	—	—	+3.3

10yr	—	+2.6	—	—	—	+2.0

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of Alliance Capital.

(1) vs. Large Cap Value average; if compared to Multi Cap Value average, YTD would be -0.5, 1 yr would be -0.7, and 3 yr would be 2.2 (2) vs. Large Cap Value average (3) vs. Mid Cap Value average (4) vs. International Multi Value average (5) vs. Global Multi Value average (6) vs. Balanced average

Source: Alliance Capital and Lipper

Mutual fund performance and Lipper data through 6/30/04.

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Relative Performance – Retail Growth Equity

	Retail Mutual Funds vs. Lipper Averages

						|
	Premier				Global	|	Regent
	Growth	Growth	Mid Cap	Small Cap	Growth	|	Lg- Cap
	(LgCap)(1)	(Multi Cap)(2)	Growth(3)	Growth(4)	Research(5)	|	Core(6)
						|
2Q04	+1.2	+0.6	-1.0	-0.4	+0.7	|	+2.3
						|
YTD	+1.1	+6.2	+4.8	+0.5	+1.6	|	+6.6
						|
1yr	+0.5	+8.0	+17.8	+ 4.4	+2.4	|	+12.3
						|
3yr	-3.9	+2.6	+6.5	-1.3	+1.2	|	+3.6
						|
5yr	-4.5	-2.8	-2.4	-5.6	+5.4	|	+3.9
						|
10yr	+0.9	-2.1	-0.4	-1.4	+8.8	|	+2.8

NOTE:  The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of Alliance Capital.

(1) vs. Large Cap Growth average (2) vs. Multi Cap Growth average (3) vs. Mid Cap Growth average (4) vs. Small Cap Growth average. Formerly named Quasar (5) vs. Global Multi Growth Equity average. Formerly named Global Growth Trends (6) vs. S&P 500; Represents Regent separately managed account service. Net performance is inclusive of the investment management fee only. It does not include the total service fee typically associated with a traditional wrap account that may range from 2.0 - 3.0%.

Source: Alliance Capital, Lipper, and S&P.

Mutual fund performance and Lipper data through 6/30/04.

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Relative Performance – Retail Fixed Income

	Retail Fixed Income Funds vs. Lipper Averages

					Bernstein	ACMGI-
	Corporate	Americas Govt	Emerging	High	Short	American
	Bond(1)	Income(2)	Market Debt(3)	Yield(4)	Duration Plus(5)	Income - OS(6)

2Q04	+0.4	-2.5	-0.5	-0.3	-0.1	-1.4

YTD	+0.4	-0.6	+0.1	-0.7	0.0	+0.3

1yr	+3.0	-3.6	+1.7	-1.1	+0.3	-2.1

3yr	-0.5	-2.5	+2.7	-1.1	+0.5	-2.9

5yr	+0.3	+3.1	+3.0	-2.8	+0.1	+2.6

10yr	+0.8	+3.1	+1.3	—	0.0	+2.5

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of Alliance Capital.

(1) vs. Corporate Debt Funds BBB-Rated average (2) vs. Global Income Funds average (3) vs. Emerging Markets Debt average (4) vs. High Current Yield average (5) vs. Short Investment Grade Debt average (6) vs. Global Bond US Dollar average

Source: Alliance Capital and Lipper

Composite and benchmark data through 6/30/04. Performance is preliminary.

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Performance – Private Client

	YTD	2Q04	1 Yr	3 Yr	5 Yr

All Balanced Accounts(1)	+1.7	-0.5	+13.4	+4.6	+3.8

Global Balanced Benchmark(2)	+1.8	-0.4	+13.4	+2.8	+1.5

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed towards existing or potential investment advisory clients of Alliance Capital.

(1) All Balanced Accounts include those accounts with any combination of equity and fixed income in any percentage mix. (2) Custom benchmark: 42% S&P 500, 15% MSCI EAFE, 3% MSCI Emerging Markets, 40% Lipper Intermediate Debt Fund Average

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Annualized Fee Base

By Channel and
Investment Orientation

(In $ millions)

6/30/04   vs.   6/30/03

$1,928 mm            $1,735 mm

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Trends in Headcount

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Alliance Capital (The Operating Partnership)

Consolidated Balance Sheet

(In $ thousands, Unaudited)

	6/30/04	12/31/03
Assets
Cash and investments	$ 1,226,993	$624,729
Cash and securities, segregated	1,196,115	1,285,801
Receivables, net	2,121,845	2,290,075
Goodwill, net	2,876,657	2,876,657
Intangible assets, net	336,375	346,725
Deferred sales commissions, net	316,636	387,218
Other	355,282	360,464
Total Assets	$ 8,429,903	$ 8,171,669

Liabilities and Partners’ Capital
Liabilites:
Payables	$ 3,096,440	$ 3,141,579
Accounts payable and accrued expenses	242,697	524,703
Accrued compensation and benefits	455,528	311,075
Debt	406,901	405,327
Other	167,320	10,516
Total Liabilities	4,368,886	4,393,200

Partners’ Capital	4,061,017	3,778,469
Total Liabilities and Partners’ Capital	$ 8,429,903	$ 8,171,669

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Alliance Capital (The Operating Partnership)

Consolidated Cash Flow

(In $ thousands, Unaudited)

	6/30/2004	6/30/2003

Cash Flows From Operating Activities:
Net income	$ 324,277	$ 257,119
Non-cash items:
Amortization and depreciation:
Amortization of deferred sales commissions	95,213	105,334
Amortization of deferred compensation	55,226	63,924
Other depreciation and amortization	33,875	36,556
Other, net	21,807	(5,252)
Changes in assets and liabilities	(88,134)	(56,726)
Net cash provided from operating activities	442,264	400,955

Cash Flows From Investing Activities:
Purchase of investments, net	(7,352)	(1,401)
Proceeds from Sale of Investments	10,882	3,508
Additions to furniture, equipment and leaseholds, net	(16,750)	(13,700)
Net cash (used in) investing actvities	(13,220)	(11,593)

Cash Flows From Financing Activities:
Decrease in debt, net	(92)	(22,063)
Distributions to partners	(75,856)	(257,065)
Other	(1,319)	(57,866)
Net cash (used in) financing activities	(77,267)	(336,994)

Effect of exchange rate change on cash	3,167	7,056

Net increase (decrease) in cash	354,944	59,424
Cash at the beginning of period	502,858	417,759
Cash at the end of period	$ 857,802	$ 477,183

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Alliance Capital Investment Management Services

Alliance Capital provides diversified investment management and related services globally to a broad range of clients:

1.                    Retail Services consists of investment management products and services distributed to individual investors through financial intermediaries, such as brokers and financial planners by means of:

•                         mutual funds sponsored by Alliance Capital and consolidated joint venture companies,

•                         cash management products such as money market funds and deposit accounts,

•                         mutual fund sub-advisory relationships resulting from the efforts of the mutual fund marketing department, and

•                         managed account products;

2.                    Institutional Investment Management Services consists of investment management services to unaffiliated parties such as corporate and public employee pension funds, endowment funds, domestic and foreign institutions and governments, and affiliates such as AXA and its insurance company subsidiaries by means of:

•                         separate accounts,

•                         mutual fund shares sold exclusively to institutional investors and high net worth individuals,

•                         sub-advisory relationships resulting from the efforts of the institutional marketing department,

•                         structured products, and

•                         group trusts;

3.                    Private Client Services consists of investment management services provided to high net worth individuals, trusts and estates, charitable foundations, partnerships, private and family corporations and other entities by means of:

•                         separate accounts,

•                         hedge funds and

•                         certain other vehicles; and

4.       Institutional Research Services provided to institutional clients by means of:

•                         in-depth research,

•                         portfolio strategy,

•                         trading and

•                         brokerage-related services.

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